Consulting Agreement Extension

Effective on this date February 1 1997 Casinovations Incorporated
("Casinovations") and Gaming Venture Corp., U.S.A. ('GVC") do hereby enter into an agreement to extend the previously signed consulting agreement dated July 8th, 1996 and amended 12/1/96.

The previous contract, signed July 8th 1996, expires on July 7th, 1997. The signing of this agreement hereby extends the contract by 12 months to expire to July 7th, 1998. All aspects of the contract are the same in terms of payment with one addition.

Equity compensation to GVC shall be 100,000 shares of common stock and two year options to purchase 50,000 shares of common stock in Casinovations at $1.50 per share. As with the previous agreement, all common stock and common stock underlying said options shall be registered in any subsequent registration. The options are assignable with consent of Casinovations.

A one time cash fee of $45,000 is due upon signing of this agreement. This cash fee is for additional marketing services that will be performed in the February, 1997 to April, 1997 periods in preparation of Casinovations filing a registration statement with the Securities and Exchange Commission and Casinovations beginning the transformation from a development stage company to an operating company.

All services that GVC agreed to perform in the previous agreement remain in effect except for the first service as the private placement was successfully completed on 1/29/97.

Once Casinovations successfully obtains the status of becoming a publicly traded company GVC agrees to expand the services it will provide to Casinovations per previous agreement.

GVC agrees to take a more active role in the set up and preparation of shareholder communications, investor relations, marketing of the company and their product and agrees to advise on the start up and maintenance of a market for the securities. GVC agrees to use their experience in their past registration and start up and maintenance of the market to assist
Casinovations in the transformation from a private to a public company.

All other terms and conditions of the agreement dated July 8th, 1996 except the amendments dated December 1St, 1996 shall remain in full force and effect.


Effective on this date, February 1, 1997, Casinovations incorporated ("Casinovations") and Gaming Venture Corp., U.S.A. ("GVC") do hereby enter into an agreement to extend the previously signed consulting agreement dated July 8th, 1996 and amended 12/1/96.

The previous contract, signed July 8th 1996, expires on July 7th, 1997. The signing of this agreement hereby extends the contract by 12 months to expire to July 7th, 1998. All aspects of the contract are the same in terms of payment with one addition.

Equity compensation to GVC shall be 100,000 shares of common stock and two year options to purchase 50,000 shares of common stock in Casinovations at $l.50 per share. As with the previous agreement, all common stock and common stock underlying said options shall be registered in any subsequent registration. The options are assignable with consent of Casinovations.

A one time cash fee of $45,000 is due upon signing of this agreement. This cash fee is for additional marketing services that will be performed in the February, 1997 to April, 1997 periods in preparation of Casinovations filing a registration statement with the Securities and Exchange Commission and Casinovations beginning the transformation from a development stage company to an operating company.

All services that GVC agreed to perform in the previous agreement remain in effect except for the first service as the private placement was successfully completed on 1/29/97.

Once Casinovations successfully obtains the status of becoming a publicly traded company, GVC agrees to expand the services it will provide to Casinovations per previous agreement.

GVC agrees to take a more active role in the set up and preparation of shareholder communications, investor relations, marketing of the company and their product and agrees to advise on the start up and maintenance of a market for the securities. GVC agrees to use their experience in their past registration and start up and maintenance of the market 10 assist
Casinovations in the transformation from a private to a public company.